================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         -------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 23, 2002


                         ENBRIDGE ENERGY PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       DELAWARE
    (STATE OR OTHER                                          39-1715850
     JURISDICTION                 1-10934                 (I.R.S. EMPLOYER
   OF INCORPORATION)        (COMMISSION FILE NO.)        IDENTIFICATION NO.)


                  1100 LOUISIANA, SUITE 3300, HOUSTON, TX 77002
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 650-8900


================================================================================

ITEM 9.  REGULATION FD DISCLOSURE

Set forth below is a press release of Enbridge Energy Partners, L.P. that was released on September 23, 2002 regarding a revision to the purchase price of its acquisition of natural gas transportation, gathering and processing assets from affiliates of Enbridge Inc.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed `filed' for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.



ENBRIDGE ENERGY PARTNERS REDUCES PURCHASE PRICE FOR NATURAL GAS SYSTEMS

HOUSTON, SEPTEMBER 23, 2002 /PRNEWSWIRE/ -- Enbridge Energy Partners, L.P. (the "Partnership") today announced that it has agreed to a revised price of $820 million for acquisition of the Enbridge Midcoast Energy assets from Enbridge Inc. ("Enbridge"), which was announced on May 17, 2002. The price was reduced from $929 million based on a review of the performance of the Northeast Texas system following the release of second quarter 2002 results and after consideration of current market conditions. The final purchase price is subject to customary closing adjustments for working capital and other items.

A committee of independent members of the Board of Directors of the general partner of the Partnership negotiated the purchase price and terms of the acquisition on behalf of the Partnership. The committee retained independent legal and financial advisors to assist it in the negotiation.

"The revised agreement facilitates the successful acquisition of a suite of complementary assets that will expand and diversify our asset base," said Dan C. Tutcher, President of the General Partner. "The acquisition is expected to materially increase distributable cash flow and establishes a significant foothold for the Partnership in natural gas infrastructure in the active Mid-continent and Gulf Coast regions of the United States. The Partnership is already positioned as the primary transporter of crude oil and natural gas liquids from western Canada to the U.S. Midwest. Western Canada is the source of extensive supplies of new production from the Alberta Oil Sands, which are estimated to have recoverable reserves of approximately 175 billion barrels. With the acquisition, we have two strong platforms from which to pursue further opportunities, in order to increase the level of distributions to our unitholders."

The Partnership currently estimates that the acquisition will provide incremental EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) of between $110 million and $120 million in 2003. Assuming the acquisition is financed with equal amounts of debt and equity capital, the acquired assets are expected to contribute incremental distributable cash flow per unit of between $0.25 and $0.30 in 2003.

The closing of the acquisition, which is expected to occur during the fourth quarter, remains subject to the Partnership obtaining necessary financing and other conditions.

The foregoing financial projections are based upon assumptions that the Partnership believes are reasonable in light of management's current beliefs concerning future events. However, the assumptions the Partnership has used are inherently uncertain and are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those projected above. The material assumptions underlying the foregoing financial projections include, but are not limited to, operating variables such as system throughput volumes, commodity prices, fractionation margins for natural gas liquids, plant operability rates, capital expenditures and anticipated outcomes of specific events such as closing the acquisition of the South Texas system's transmission pipelines in 2002.

In addition to the financial projections set forth above, this news release includes other forward-looking statements regarding future events and the future financial performance of the Partnership. Words such as "anticipates," "expects," "estimates," "forecasts," "projects" and similar expressions, identify forward-looking statements. The projections and other forward-looking statements are based on the Partnership's beliefs and assumptions and information currently available to the Partnership. These projections and statements reflect the Partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions including those discussed above and in SEC filings, including the Partnership's Annual Report on Form 10-K for the year ended December 31, 2001. Specific factors that could cause actual results to differ from the foregoing projections and other forward-looking statements include:

      o adverse changes in the prices of crude oil, natural gas, natural gas liquids and other products transported, treated and processed by the Partnership, which can reduce the supply of and/or demand for these products and, thus, the throughput of these products on our facilities;

      o inability to renew or replace select customer contracts upon their expiration on terms substantially equivalent to the existing contracts;

      o adverse rulings by the FERC or other regulatory authorities having jurisdiction over the rates charged by the Partnership;

      o   the condition of the debt and equity capital markets;

      o increased cost of complying with laws and regulations, including those relating to safety and protection of the environment; and

      o permanent or temporary closure of Partnership or customer facilities as a result of operational errors, natural disasters, accidents, fires, explosions, acts of terrorism, labor shortages or disputes or disturbances or other expected or unexpected events.

If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, actual results may vary materially from those described in the forward-looking statement. Consequently, the projections and any other forward-looking statements should not be regarded as a representation by the Partnership that they can or will be achieved. If not achieved, the market price of the Partnership's units could decline.

Except as required by applicable securities laws, the Partnership does not intend to update these forward-looking statements.

Enbridge Energy Partners, L.P. (WWW.ENBRIDGEPARTNERS.COM) owns the U.S. portion of the world's longest liquid petroleum pipeline and is active in natural gas gathering, processing and wholesale marketing. Enbridge Energy Company, Inc., an indirect wholly owned subsidiary of Enbridge Inc. of Calgary, Alberta, holds an effective 12.9% interest in the Partnership. The Partnership's Class A Common Units are traded on The New York Stock Exchange under the symbol "EEP." Enbridge Inc. common shares are traded on The Toronto Stock Exchange and on The New York Stock Exchange under the symbol "ENB."


INVESTOR RELATIONS CONTACT:
Tracy Barker
Toll-free: (866) EEP INFO or (866) 377-4636
Telephone: (713) 821-2237
Facsimile: (713) 821-2230
E-mail: INVESTOR@ENBRIDGEPARTNERS.COM

MEDIA CONTACT:
Denise Hamsher
Telephone: (713) 821-2089
Facsimile: (713) 821-2230
E-mail: MEDIA@ENBRIDGEPARTNERS.COM


                                      # # #

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ENBRIDGE ENERGY PARTNERS, L.P.
                               (Registrant)

                                By: Enbridge Energy Company, Inc.
                                    as General Partner

                                  /s/ JODY L. BALKO
                                 ----------------------------------
                                   Jody L. Balko
                                   Controller (Principal Financial
                                     and Accounting Officer)



Date: September 23, 2002